                                                                                                                            67X
-----------------------------------------------------------------------------------------------------------------------------------
                                        AWARD/CONTRACT                                      1.   PAGE 1  OF    21
-----------------------------------------------------------------------------------------------------------------------------------
2. PROC INSTRUMENT ID NO. (PIN)  3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REQUEST/PROJECT NO.   5. CERTIFIED FOR NATIONAL
                                                                                                       DEFENSE
   F33615-96-C-1932                 96AUG12               GFY11759601296                               UNDER BDC        DO-A7
                                                                                                       REG2/DMS REGI RATING
-----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                    CODE                    7. ADMINISTERED BY                             CODE
                                      FA8650                                                                  SO513A
   USAF/AFMC/ASC                                           DCMC SABTA ANA
   WRIGHT LABORATORY WL/AAKE BLDG 7                        34 CIVIC CENTER PLAZA
   2530 C ST                                               P.O. BOX C-12700
   WRIGHT-PATTERSON AFB OH 45433-7607                      SANTA ANA CA 92712-2700
   NEGOTIATOR:  STEVEN L. WILLIS                           PAS:  NONE
   PHONE: (513) 255-5311
-----------------------------------------------------------------------------------------------------------------------------------
8. CONTRACTOR                         CODE                 FACILITY                       9. SUBMIT INVOICES (4 COPIES UNLESS OTHER-
   NAME AND ADDRES                           54266         CODE      IF "9" FOR              WISE SPECIFIED) TO ADDRESS SHOWN IN
                                                                     MULTIPLE
   IRVINE SENSORS CORPORATION                                        FACILITIES          10. DISCOUNT FOR PROMPT PAYMENT
   3001 REDHILL AVENUE                                               SEE                                            NET
   COSTA MESA, CA  92626                                             SECT "G"                1         %    DAYS           DAYS
   PHONE: (714) 549-8211                                                                     ST
   COUNTY:  ORANGE
                                                                                             2         %    DAYS           IF "9"
                                                                                             ND                            SEE
                                                                                                                           SECT "b"
                                                                                             3         %    DAYS
                                                                                             RD
-----------------------------------------------------------------------------------------------------------------------------------
11. AUTHORIZED                     12. CONTRACT PERCENTAGE FEE         13.  PAYMENT WILL BE MADE BY        CODE
A. PROGRESS PAY   B. RECOUP                                                 DFAS CO SANTA ANA                SC1006    IF "9" FOR
            %            %                             %                    P O BOX 182381                             MULTIPLE
---------------------------------------------------------------------       COLUMBUS  OH  43218-2381                   DISBURSING
 14. PURCHASE OFFICE POINT OF CONTACT          15. SVC/AGENCY USE                                                      OFFICES. SEE
     LSW/L55/LSW                                                                                                       SECT "G"
---------------------------------------------------------------------
16. TYPE CONTRACTOR     17. SEURITY
                              A. CLAS       B. DATE OF DD 254
         B                            U
-----------------------------------------------------------------------------------------------------------------------------------
18. CONTRACT ADMINISTRATION DATA             19. (RESERVED)      19. (RESERVED)   20.  DATE SIGNED   21. SURV   22. TOTAL AMOUNT
                                                                                                         CRIT
    A. FAST   B. CONTRACT      C. ABSTRACT RECP    D. SPL CONT   E. CONT ADMIN
       PAY   (1) KIND  (2) TYPE      ADP POINT       PROVISIONS     FUNCT. LIMIT

             2          U                                                                              C          $ 737,370.00
-----------------------------------------------------------------------------------------------------------------------------------
23. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPLETION

-----------------------------------------------------------------------------------------------------------------------------------
24.                     TABLE OF CONTENTS (The following sections marked "X" are contained in the contract)
-----------------------------------------------------------------------------------------------------------------------------------
  (X)     SEC                 DESCRIPTION           PAGE(S)     (X)     SEC                 DESCRIPTION                   PAGE(S)
-----------------------------------------------------------------------------------------------------------------------------------
                       PART I - THE SCHEDULE                                     PART II - CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------------------------------
  X       A   SOLICITATION/CONTRACT FORM               1         X       I   CONTRACT CLAUSES                                11
-----------------------------------------------------------------------------------------------------------------------------------
  X       B   SUPPLIES OR SERVICES AND PRICES/COSTS    2         PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH
-----------------------------------------------------------------------------------------------------------------------------------
  X       C   DESCRIPTION/SPECS/WORK STATEMENT         4         X       J   LIST OF ATTACHMENTS                             21
-----------------------------------------------------------------------------------------------------------------------------------
  X       D   PACKAGING AND MARKING                    4                PART IV - REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------
  X       E   INSPECTION AND ACCEPTANCE                4                     REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------------
  X       F   DELIVERIES OR PERFORMANCE                4                 K   OTHER STATEMENTS OF OFFER
-----------------------------------------------------------------------------------------------------------------------------------
  X       G   CONTRACT ADMINISTRATION DATA             7                 L   INSTRS., CONDS., AND NOTICES FOR AWARD
-----------------------------------------------------------------------------------------------------------------------------------
  X       H   SPECIAL CONTRACT REQUIREMENTS            9                 M   EVALUATION FACTORS FOR AWARD
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
25. / X /  Contractor's Negotiated Agreement (Contractor is       29. /__/ Award (Contractor is not required to sign this document.)
required to sign this document and return 1 copies to             Your offer on Solicitation Number
                                         ---                      ___________________________________________________________,
Issuing office.)  Contractor agrees to furnish and deliver        including the additions or changes made by you which additions
all items or perform all the services set forth or otherwise      or changes are set forth in full above, is hereby accepted
identified herein for the consideration stated herein.  The       as to the items listed herein.  This award consummates the
rights and obligations of the parties to this contract shall      contract which consists of the following documents (a) the
be subject to and governed by the following documents: (a)        Government's solicitation and your offer, and (b) this award/
this award/contract, (b) the solicitation, if any (c) such        contract.  No further contractual document is necessary.
provisions, representations, certifications, and
specifications, as are attached or incorporated by reference
herein.  (Attachments are listed herein.)                    ----------------------------------------------------------------------
26. CONTRACTOR                                                    30. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)

  BY ____________________________________________________         BY ___________________________________________________________
        (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                        (SIGNATURE OF PERSON AUTHORIZED TO SIGN)
-----------------------------------------------------------------------------------------------------------------------------------
27. NAME AND TITLE OF SIGNER (TYPE OR PRINT)    28. DATE SIGNED   31. NAME ON CONTRACTING OFFICER (TYPE OR PRINT)  32. DATE SIGNED


                                                    YYMMDD           MICHELE L. DICKMAN                                  YYMMDD
-----------------------------------------------------------------------------------------------------------------------------------
  AFMC FORM 701, JUL 92

                                                        F33615-96-c-1932  Page 2

--------------------------------------------------------------------------------
SECTION B            SUPPLIES/SERVICES FULL TEXT CLAUSES
--------------------------------------------------------------------------------

1. 5352.216-9001 PAYMENT OF FEE (NOV 1995)

     The estimated cost and fee for this contract are shown below. The applicable fixed fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work.

Estimated Cost:       $689,131.00
Fixed Fee:            $ 48,239.00

2.  5352.232-9000 IMPLEMENTATION OF LIMITATION OF FUNDS (DEC 1995)

     As contemplated by the clause of the Contract Clauses entitled "Limitation of Funds," the amount allotted to this contract is $300,000.00 covering all contract line items for the period ending 96DEC31.

--------------------------------------------------------------------------------
SECTION B            SUPPLIES OR SERVICES AND PRICE/COST
--------------------------------------------------------------------------------


Item No   Quantity   Pur Unit   Unit Price       Total Price
-------   --------   --------   --------------   ---------------
0001      1          LO         $   737,370.00   $    737,370.00

          Noun: RESEARCH AND DATA

          ACRN: 9     Sec Clas:U     NSN:U
          Site Codes  PQA: D  ACP: D  FOB:  D
          PR No: GWLAAAF9601296   Proj Mgr: GFY1175

Descriptive Data
----------------
Conduct Research entitled `The Development of an Eye-Safe Radar Imaging System' in accordance with Section C, Description/Specifications dated 96JUL30. Deliver data in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 96FEB22.

Payment instructions for the subline items shown below are contained in Section G, Paragraph 1.

Item No     Quantity     Pur Unit     Unit Price         Total Price
-------     --------     --------     ---------------    ---------------
000101                                $             N    $             N

            Noun: AA FUNDING $300,000.00

            ACRN: AA   Sec Clas:     NSN:
            Site Codes PQA:    ACP:  FOB:
            PR No: GWLAAAF9601296   Proj Mgr:

Descriptive Data
----------------




Item No     Quantity     Pur Unit     Unit Price          Total Price
-------     --------     --------     ---------------     ----------------
0002        1            EA           $           NSP     $            NSP

            Noun: HARDWARE

            ACRN: U      SEC CLAS: U     NSN: N
            Site Codes   PQA: D  ACP: D  FOB: D
            PR No: GWLAAAF9601296   Proj Mgr: GFY1175

Descriptive Data
----------------
Deliver hardware in accordance with Section C, Descriptions/Specifications dated 96JUL30.

--------------------------------------------------------------------------------
PART I
SECTION C                     DESCRIPTION/SPECIFICATION
--------------------------------------------------------------------------------


1. DESCRIPTION/SPECIFICATIONS ARE ATTACHED

The description/specifications entitled "IMAGE RESOLUTION ENHANCEMENT USING MICROSCAN AND SCENE BASED PIXEL STEERING (IR EMSPS)" dated 96JUL30, is incorporated as Attachment l.

2. 5352.215-9300 INCORPORATION OF REFERENCE DOCUMENTS (APR 1984)

   All specifications, exhibits, drawings or other documents which are referred to in this contract, whether or not attached, are incorporated herein by reference.

3. 5352.225-9006 ENGLISH LANGUAGE REQUIREMENT (JUL 1995)

   a. All deliverable documents will be in the English Language.

   b. An English language speaking person shall be provided during in-plant visits, inspections, reviews, audits, and other similar activities to facilitate communications and ensure mutual understanding.

--------------------------------------------------------------------------------
SECTION D                    PACKAGING AND MARKING
--------------------------------------------------------------------------------


1. 5352.247-9008 CONTRACTOR COMMERCIAL PACKAGING AND MARKING (FEB 1996)

   Items shall be packaged and marked in accordance with the contractor's best commercial practice to ensure undamaged arrival at destination. Individual shipments exceeding 150 pounds or 108 inches in length or 130 inches in girth plus length, shall be packaged on skidded crates or palletized to allow handling by forklift.

-------------------------------------------------------------------------------
SECTION E                    INSPECTION AND ACCEPTANCE
-------------------------------------------------------------------------------

1. NOTICE: The following solicitation provisions and/or contract clauses pertinent to this section are hereby incorporated by reference:

   I. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

PARAGRAPH          CLAUSE TITLE & DATE
---------          -------------------

52.246-8 INSPECTION OF RESEARCH AND DEVELOPMENT - COST-REIMBURSEMENTS
(APR 1984)

   II. DOD FAR SUPPLEMENT CONTRACT CLAUSES

PARAGRAPH          CLAUSE TITLE & DATE
---------          -------------------

252.246-7000   MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

2. 5352.246-9002 INSPECTION AND ACCEPTANCE (NOV 1995)

   a. Except as provided below, final inspection and acceptance by the government of the Items set forth herein shall be at Destination.

   b. Inspection and acceptance of all data shall be in accordance with the Contract Data Requirements list (CDRLs) attached hereto. In those instances where the symbol "LT" appears in the block that would otherwise designate the point for final inspection and acceptance, the place for such final inspection and acceptance shall be the office designated as the "Technical Office."

   c. Services shall be finally inspected and accepted by the government at the place(s) of performance.
--------------------------------------------------------------------------------
SECTION F                          DELIVERIES OR PERFORMANCE
--------------------------------------------------------------------------------

1. NOTICE: The following solicitation provisions and/or contract clauses pertinent to this section are hereby incorporated by reference:

   I. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

PARAGRAPH               CLAUSE TITLE & DATE
---------               -------------------

52.242-15      STOP-WORK ORDER (AUG 1989)- ALTERNATE I (APR 1984)
52.247-34      F.O.B. DESTINATION (NOV 1991)

2. CONTRACT DELIVERIES

   The terms "MAC" and "MARO", as used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined to mean "months after the effective date for award of the contractual action (as shown in block 3, Section A, AFMC Form 701)".




F33615-96-C-1932                      Page 5                       Section F

                                                        F33615-96-C-1932  Page 6

--------------------------------------------------------------------------------
SECTION F               SUPPLIES SCHEDULE DATA
--------------------------------------------------------------------------------

CLIN       ACRN       Sec Clas       Ship To       Mark For
-----      -----      --------       -------       --------
0001         9           U             U

          Delivery Date     Quantity
          -------------     ---------
       A. 20MARO            1
       B.
       C.
       D.
       E.

Descriptive Data
----------------
The scheduled delivery date for the approved final technical report is 20 months after mailing date. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 96APR26. The technical effort must be completed no later than 17 months after mailing date. See Section H for the mailing address.


CLIN       ACRN       Sec Clas       Ship To       Mark For
-----      ----       --------       -------       --------
0002        U            U           FY1456



          Delivery Date     Quantity
          -------------     --------
       A. 17MARO            1
       B.
       C.
       D.
       E.

Descriptive Data
----------------
The scheduled delivery date for hardware is 17 months after mailing date. See Section H for the shipment address.

--------------------------------------------------------------------------
SECTION G               CONTRACT ADMINISTRATION DATA
--------------------------------------------------------------------------

1.  PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS

    Payment for all effort under this contract should be made in the order and amounts shown in the informational subclin(s) in Section B, CLIN 0001 of the contract and recaped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

       ACRN          SUBCLIN NO.          TOTAL OBLIGATED
       ----          -----------          ---------------
        AA           000101               $300,000.00

2.  PROJECT ENGINEER

    Anthony E. Absi
    WL/AAJT
    (513)255-9614

3.  SOLICITATION NUMBER

    SBIR 95.1

4.  TAXPAYER IDENTIFICATION NUMBER (TIN)

    33-0280334

5.  INVOICE AND PAYMENT - COST REIMBURSEMENT (JUN 1996)

    Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office pursuant to FAR 52.216-7, Allowable Cost and Payment clause. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

F33615-96-C-1932                      Page 7                          Section G

                                                   F33615-96-C-1932      Page 8

--------------------------------------------------------------------------------
SECTION G                  ACCOUNTING CLASSIFICATION DATA
--------------------------------------------------------------------------------

                  Appropriation/Lmt Subhead/CPN Recip DODAAD     Obligation
ACRN    Clas        Supplemental Accounting Classification         Amount
----    ----      ------------------------------------------     ----------
AA      ACCOUNT
        UNCLAS    5763600                             F03000     $ 300,000.00
                  296 47WL 663005 656010 00500 65502F 503000

        pr/mipr data:
        GWLAAAF9601296

Descriptive Data
----------------
JON:300511F2
CCC:656010

Complete

--------------------------------------------------------------------------------
SECTION H           SPECIAL CONTRACT REQUIREMENTS
--------------------------------------------------------------------------------

1. 5352.204-9302 DISCLOSURE OF INFORMATION (JAN 1995)
   a. In order to comply with Section I, DFARS 252.204-7000 Disclosure of Information, the following copies of the information to be released are required at least 45 days prior to release.

         3 copies to:     Office of Public Affairs, ASC/PA
                          1865 Fourth St Ste 15
                          Wright Patterson AFB OH 45433-7129

         1 copy to:       Contracting Officer

         1 copy to:       Project Engineer


(ASC/WL/PK 94-01)

2. TYPE CONTRACT

   This is a Cost Plus Fixed Fee (Completion) type contract.

3. DELIVERY OF REPORTS

   All reports and correspondence submitted under this contract shall include the contract number and project number and be forwarded prepaid. A copy of the letters of transmittal, unless otherwise required by the Contract Data Requirements List, shall be delivered to the issuing office (CO) and the Administrative Office (ACO). The addresses are set forth on the Cover Page, blocks 6 and 7, respectively. The addresses for other recipients are as follows:

ATTN: ANTHONY ABSI                A001 through A010
WL/AAJT    BLDG 622
3109 P STREET
WRIGHT-PATTERSON AFB OH 45433-7321

WL/AAF                            A002 through A004
2185 AVIONICS CIRCLE
WRIGHT-PATTERSON AFB OH 45433-7301

WL/XPT                            A006
2130 EIGHT ST. STE 1
WRIGHT-PATTERSON AFB OH 45433-7562




4. SHIPMENT ADDRESS

   Any non-mailable items should be delivered to:

        FY1456


F33615-96-C-1932                       Page 9                          Section H

       WL/DOMH
       Bldg 93, Area B, 2635 G Street
       Contract Number F33615-96-C-1932
       Wright-Patterson AFB OH 45433-7603
       M/F: WL/AAJT  ATTN:Anthony E. Absi, (513)255-9614

   Mailable items should be sent to the AF Project Engineer at the address shown in section H.

5. INCORPORATION OF SECTION K BY REFERENCE

   Pursuant to Federal Acquisition Regulation (FAR) 15.406-1(b), Section K of the solicitation is hereby incorporated herein by reference.

6. 5352.204-9305 TELEPHONE COMSEC MONITORING (FEB 1988)

   All communications with Department of Defense (DOD) organizations are subject to communications security (COMSEC) review. Contractor personnel will be aware that telecommunications networks are continually subject to intercept by unfriendly intelligence organizations. The DOD has authorized the military departments to conduct COMSEC monitoring and recording of telephone calls originating from, or terminating at, DOD organizations. Therefore, civilian contractor personnel are advised that any time they place a call to, or receive a call from, a USAF organization, they are subject to COMSEC procedures. The contractor will assume the responsibility for ensuring wide and frequent dissemination of the above information to all employees dealing with official DOD information.





F33615-96-C-1932                    Page 10                          Section H

--------------------------------------------------------------------------------
PART II
SECTION I                      CONTRACT CLAUSES
--------------------------------------------------------------------------------

1. NOTICE: The following solicitation provisions and/or contract clauses pertinent to this section are hereby incorporated by reference:

   I. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

PARAGRAPH                   CLAUSE TITLE & DATE
---------                   -------------------

52.202-1     DEFINITIONS (OCT 1995)
52.203-3     GRATUITIES (APR 1984)
52.203-5     COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-7     ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-10    PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (SEP 1990)
52.203-12    LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS
             (JAN 1990)
52.204-4     PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (MAY 1995)
52.209-6     PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
             CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL
             1995)
52.211-5     NEW MATERIAL (MAY 1995)
52.211-7     OTHER THAN NEW MATERIAL, RESIDUAL INVENTORY AND FORMER GOVERNMENT
             SURPLUS PROPERTY (MAY 1995)
52.211-15    DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)
52.215-2     AUDIT - NEGOTIATIONS (OCT 1995)
52.215-22    PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (OCT 1995)
52.215-24    SUBCONTRACTOR COST OR PRICING DATA (OCT 1995)
52.215-27    TERMINATION OF DEFINED BENEFIT PENSION PLANS (MAR 1996)
52.215-33    ORDER OF PRECEDENCE (JAN 1986)
52.215-39    REVERSIONS OR ADJUSTMENT OF PLANS FOR POST RETIREMENT BENEFITS
             OTHER THAN PENSIONS (PRB) (MAR 1996)
52.215-40    NOTIFICATION OF OWNERSHIP CHANGES (FEB 1995)
52.223-14    TOXIC CHEMICAL RELEASE REPORTING (OCT 1995)
52.219-6     NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE (APR 1984)
52.219-8     UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED BUSINESS
             CONCERNS (OCT 1995)
52.219-14    LIMITATIONS ON SUBCONTRACTING (JAN 1991)
52.222-2     PAYMENT FOR OVERTIME PREMIUM (JUL 1990)
             Para (a), "0" is inserted. The inserted figure does not apply to the exceptions in subparagraph (a)(1) through (a)(4) of the clause.
52.222-20    WALSH-HEALEY PUBLIC CONTRACTS ACT (APR 1984)
52.222-26    EQUAL OPPORTUNITY (APR 1984)
52.222-35    AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA VETERANS
             (APR 1984)
52.222-36    AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)
52.222-37    EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND VETERANS OF THE
             VIETNAM ERA (JAN 1988)

F33615-96-C-1932                    Page 11                            Section I

52.223-2     CLEAN AIR AND WATER (APR 1984)
52.223-6     DRUG-FREE WORKPLACE (JUL 1990)
52.223-11    OZONE-DEPLETING SUBSTANCES (MAY 1995)
52.225-11    RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (MAY 1992)
52.227-1     AUTHORIZATION AND CONSENT(JUL 1995) - ALTERNATE I (APR 1984)
52.227-2     NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT
             (APR 1984)
52.227-11    PATENT RIGHTS - RETENTION BY THE CONTRACTOR (SHORT FORM) (JUN 1989)
             The contractor shall forward the invention reports called for by the Patents Rights clause through the Administrative Contracting
             Office addressed to the Staff Judge Advocate (Patent Counsel), AFMC
             LO/JAZI, Bldg 11, Area B, 2240 B Street, Suite 5, WPAFB, OH 45433-
             7109.
52.228-7     INSURANCE - LIABILITY THIRD PERSONS (MAR 1996)
52.232-9     LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-17    INTEREST (JAN 1991)
52.232-22    LIMITATION OF FUNDS (APR 1984)
52.232-23    ASSIGNMENT OF CLAIMS (JAN 1986)
52.232-25    PROMPT PAYMENT (MAR 1994)
52.233-1     DISPUTES (OCT 1995)
52.233-3     PROTEST AFTER AWARD (OCT 1995) - ALTERNATE I (JUN 1985)
52.242-1     NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-3     PENALTIES FOR UNALLOWABLE COSTS (OCT 1995)
52.242-4     CERTIFICATION OF INDIRECT COST (OCT 1995)
52.242-13    BANKRUPTCY (JUL 1995)
52.243-2     CHANGES - COST - REIMBURSEMENT (AUG 1987) - ALTERNATE V (APR 1984)
52.244-2     SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER CONTRACTS) (MAR 1996)-
             ALTERNATE I (JUL 1995)
52.244-5     COMPETITION IN SUBCONTRACTING (JAN 1996)
52.246-23    LIMITATION OF LIABILITY (APR 1984)
52.247-1     COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)
52.249-6     TERMINATION (COST-REIMBURSEMENT) (APR 1986)
52.249-14    EXCUSABLE DELAYS (APR 1984)
52.253-1     COMPUTER GENERATED FORMS (JAN 1991)

   II. DEFENSE FAR SUPPLEMENT CONTRACT CLAUSES (1991 DFARS)

PARAGRAPH                    CLAUSE TITLE & DATE
---------                    -------------------

252.203-7000 STATUTORY PROHIBITION ON COMPENSATION TO FORMER DEPARTMENT OF
             DEFENSE EMPLOYEES (NOV 1995)
252.203-7001 SPECIAL PROHIBITION ON EMPLOYMENT (NOV 1995)
252.203-7003 PROHIBITION AGAINST RETALIATORY PERSONNEL ACTIONS (APR 1992) 252.204-7000 DISCLOSURE OF INFORMATION (DEC 1991)
252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992) 252.205-7000 PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC
             1991)
252.209-7000 ACQUISITION FROM SUBCONTRACTORS SUBJECT T NO-SITE INSPECTIONS UNDER
             THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY (NOV 1995) 252.215-7000 PRICING ADJUSTMENTS (DEC 1991)
252.215-7002 COST ESTIMATING SYSTEM REQUIREMENTS (DEC 1991)
252.223-7001 HAZARD WARNING LABELS (DEC 1991)



F33615-96-C-1932                    Page 12                            Section I

252.225-7009 DUTY-FREE ENTRY--QUALIFYING COUNTRY END PRODUCTS AND SUPPLIES
             (DEC 1991)
252.225-7012 PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (NOV 1995)
252.225-7014 PREFERENCE FOR DOMESTIC SPECIALTY METALS (NOV 1995) - ALTERNATE I
             (DEC 1991)
252.225-7016 RESTRICTIONS ON THE ACQUISITION OF ANTIFRICTION BEARINGS (NOV 1995) 252.225-7017 PREFERENCE FOR UNITED STATES AND CANADIAN VALVES AND MACHINE TOOLS
             (APR 1995)
252.225-7025 FOREIGN SOURCE RESTRICTIONS (APR 1993)
252.225-7026 REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (NOV
             1995)
252.225-7030 RESTRICTION ON ACQUISITION OF CARBON, ALLOY AND ARMOR AND ARMOR
             STEEL PLATE (OCT 1992)
252.227-7016 RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7018 RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE--SMALL
             BUSINESS INNOVATION RESEARCH (SBIR) PROGRAM (JUN 1995)
252.227-7019 VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE (JUN 1995) 252.227-7030 TECHNICAL DATA--WITHOLDING OF PAYMENT (OCT 1988)
252.227-7034 PATENTS - SUBCONTRACTS (APR 1984)
252.227-7036 CERTIFICATION OF TECHNICAL DATA CONFORMITY (MAY 1987)
             The term "delivered" means accompanied by a DD Form 250, material Inspection and Receiving Report.
252.227-7037 VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (NOV 1995) 252.227-7039 PATENT RIGHTS--REPORTING OF SUBJECT INVENTIONS (APR 1990) 252.231-7000 SUPPLEMENT COST PRINCIPALS (DEC 1991)
252.232-7006 REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING OF FRAUD
             (AUG 1992)
252.233-7000 CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR RELIEF
             (MAY 1994)
252.235-7010 ACKNOWLEDGEMENT OF SUPPORT AND DISCLAIMER (MAY 1995)
252.235-7011 FINAL SCIENTIFIC OR TECHNICAL REPORT (MAY 1995)
252.242-7002 SUBMISSION OF COMMERCIAL FREIGHT BILLS FOR AUDIT (DEC 1991) 252.245-7001 REPORTS OF GOVERNMENT PROPERTY (MAY 1994)

2. 252.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

  This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

3. 5352.235-9000 SCIENTIFIC/TECHNICAL INFORMATION (STINFO)(JAN 1992)

  If not already registered, the Contractor shall register for Defense Technical Information Center (DTIC) service by contracting the following:

                        Defense Technical Information Center
                        8725 John J. Kingman Road
                        Suite 0944
                        Ft Belvoir, VA 22060-6218
                             (703)767-8273
                        Fax: (703)767-8228

  To avoid duplication of effort and conserve scientific and technical resources the Contractor shall search existing sources in DTIC to determine the current state-of-the-art concepts, studies, etc.

F33615-96-C-1932                      Page 13                         Section I

4. 252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)

   a. Definitions. As used in this clause--

      (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

      (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps and defense agencies.

      (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

      (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

      (5) "Subcontractor" means a supplier, materialman, distributor or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor, or vendor of commercial items or commercial components.

      (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

         (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

         (ii) "Supplies" includes (but is not limited to) public works; building and facilities; ships; floating equipment and vessels of every character, type and description, with parts, subassemblies, accessories and equipment; machine tools; material; equipment; stores of all kinds; end items construction materials; and components of the foregoing.

      (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

   b. The Contractor shall employ United States-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorized shipment in foreign-flag vessels, or designate available
U.S. flag-vessels, if the Contractor or a subcontractor believes that--

      (1) U.S.-flag vessels are not available for timely shipment;

      (2) The freight charge are inordinately excessive or unreasonable; or

      (3) Freight charges are higher than charges to private persons for transportation of like goods.

   c. The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 Days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approval to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum--

      (1) Type, weight and cube cargo;

      (2) Required shipping date;

      (3) Special handling and discharge requirements;



F33615-96-C-1932                 Page 14                               Section I

     (4) Loading and discharge points;

     (5) Name of shipper and consignee;

     (6) Prime contract number; and

     (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

  d. The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

     (1) Prime contract number;
     (2) Name of vessel;
     (3) Vessel flag of registry;
     (4) Date of loading;
     (5) Port of loading;
     (6) Port of final discharge;
     (7) Description of commodity;
     (8) Gross weight in pounds and cubic feet if available;
     (9) Total ocean freight in U.S. dollars; and
    (10) Name of the steamship company.

  e. The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

     (1) No ocean transportation was used in the performance of this contract;

     (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipment under the contract;

     (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

     (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

               ITEM               CONTRACT
           DESCRIPTION           LINE ITEMS            QUANTITY
           -----------           ----------            --------

TOTAL

  f. If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitable adjust the contract, based on the unauthorized use.

  g. The contractor shall include in this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the simplified acquisition threshold in Part 13 of the Federal Acquisition Regulation.

F33615-96-C-1932                      Page 15                          Section I

5. 252.247-7024 NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)

   a. The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor --

     (1) Shall notify the Contracting Officer of that fact; and

     (2) Hereby agrees to comply with all terms and conditions of the Transportation of Supplies by Sea clause of this contract.

   b. The Contractor shall include this clause, including this paragraph, (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereafter, except (effective May 1, 1996) subcontracts for the acquisition of commercial items or components.

6. 52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

   a. The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

   b. The use in this solicitation or contract of any DOD FAR Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

7. 52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (SEP 1995)

   a. Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

   b. The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

   c. Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification: The certification in paragraph "c(2)" of this clause is not required for a modification which procures commercial items.

         CERTIFICATE OF PROCUREMENT INTEGRITY MODIFICATION (NOV 1990)

   (1) I, [Name of certifier] am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a),(b),(d) or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423),(hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (contract and modification number).

    (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of [Name of Offeror] who participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a),(b),(d) or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

    (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity-Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS)

--------------------------------------------------------------------------------

F33615-96-C-1932                   Page 16                       Section I

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------- Signature of the officer or employee responsible for the modification proposal and date

----------------------------- Typed name of the officer or employee responsible for the modification proposal

*Subsections 27(a), (b), and (d) are effective on December 1, 1990.
 Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                            (End of certification)

   d. In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If the contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years fro the date such individual ceases to act on behalf of the contractor.

   e. The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

8. 52.216-7 ALLOWABLE COST AND PAYMENT (DEVIATION) (JUL 1995)

   a. Invoicing. The Government shall make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Subpart 31.2 of the Federal Acquisition Regulation (FAR) in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

   b. Reimbursing costs.

     (1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (2) below, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term "costs" includes only--

         (i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items Or services purchased directly for the contract;

F33615-96-C-1932                   Page 17                           Section I

            (ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for--

                 (A) Materials issued from the Contractor's inventory and placed in the production process for use on the contract;

                 (B) Direct labor;

                 (C) Direct travel;

                 (D) Other direct in-house costs; and

                 (E) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

            (iii) The amount of progress payments that have been paid to the Contractor's subcontractors under similar cost standards.

     (2) Contractor contributions to any pension or other postretirement benefit, profit-sharing or employee stock ownership plan funds that are paid quarterly to more often may be included in indirect costs for payment purposes; Provided, that the Contractor pays the contribution to the fund within 30 days after the close of the period covered. Payments made 30 days or more after the close of a period shall not be included until the Contractor actually makes the payment. Accrued costs for such contributions that are paid less often than quarterly shall be excluded from indirect costs for payment purposes until the Contractor actually makes the payment.

     (3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) below, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) below.

     (4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor's expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

  c. Small business concerns. A small business concern may be paid more often than every 2 weeks and may invoice and be paid for recorded costs for items or services purchased directly for the contract, even though the concern has not yet paid for those items or services.

  d. Final indirect cost rates.

     (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

     (2) The Contractor shall, within 90 days after the expiration of each of its fiscal years, or by a later date approved by the Contracting Officer, submit to the cognizant Contracting Officer responsible for negotiating its final indirect cost rates and, if required by agency procedures, to the cognizant audit activity proposed final indirect cost rates for that period and supporting cost data specifying the contract and/or subcontract to which the rates apply. The proposed rates shall be based on the Contractor's actual cost experience for that period. The appropriate Government representative and Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor's proposal.

     (3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.




F33615-96-C-1932                       Page 18                       Section I

     (4) Within 120 days after settlement of the final indirect cost rates covering the year in which this contract is physically complete, the contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates.
     (5) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

  e. Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates--

     (1) Shall be the anticipated final rates; and

     (2) May be prospectively or retroactively revised by mutual agreement, at either party's request, to prevent substantial overpayment or underpayment.

  f. Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

  g. Audit. At any time or times before final payment, the Contracting Officer may have the Contractor's invoices or vouchers and statements of cost audited. Any payment may be (1) reduced by amounts found by the Contracting Officer not to constitute allowable costs or (2) adjusted for prior overpayments or underpayments.

  h. Final payment.

     (1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with (d)(4), and upon the Contractor's compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

     (2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver--

         (i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

         (ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except--

              (A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

              (B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

              (C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor's indemnification of the Government against patent liability.

(If this contract is with an educational institution, modify the above clause by deleting from paragraph (a) the words "Subpart 31.2" and substituting for them "Subpart 31.3". If this contract is with a non-profit organization other than an educational institution, modify the clause by deleting from paragraph (a) the words "Subpart 31.2" and substituting for them "Subpart 31.7".)



F33615-96-C-1932                    Page 19                        Section I

9.   52.216-8 FIXED FEE (DEVIATION) (JUL 1995)

     a. The Government shall pay the Contractor for performing this contract the fixed fee specified in the Schedule.

     b. Payment of the fixed fee shall be made as specified in the Schedule; provided, that after payment of 85 percent of the fixed fee, the Contracting Officer may withhold further payment of fee until a reserve is set aside in an amount that the Contracting Officer considers necessary to protect the Government's interest. This reserve shall not exceed 15 percent of the total fixed fee or $100,000, whichever is less. The Contracting Officer shall release 75 percent of all fee withholds under this contract after receipt of the certified final indirect cost rate proposal covering the year of physical completion of this contract, provided the Contractor has satisfied all other contract terms and conditions, including the submission of the final patent and royalty reports, and is not delinquent in submitting final vouchers on prior years' settlements. The Contracting Officer may release up to 90 percent of the fee withhold under this contract based on the Contractor's past performance related to the submission and settlement of final indirect cost rate proposals.

10.  5352.215-9020 INCORPORATION OF CONTRACTOR'S TECHNICAL PROPOSAL (DEC 1995)

     a. The following documents are incorporated herein by reference and made a part of this contract:

Pages 6 through 35 of Contractor's Technical Proposal dated 96MAR04, entitled `IMAGE RESOLUTION ENHANCEMENT USING MICROSCAN AND SCENE BASED PIXEL STEERING (IR EMSPS)'.

     b. Nothing contained in the contractor's technical proposal shall constitute a waiver to any other requirement of this contract. In the event of any conflict between the contractor's technical proposal and any other requirement of the contract, the conflict shall be resolved in accordance with the Order of Precedence clause. For purposes of the Order of Precedence clause the documents) listed above shall rank last.

     c. The detailed technical content of the contractor's proposal was an important factor in the selection of the contractor for award of this contract. The documents listed above are now contractually binding. The contractor shall not change or otherwise deviate from the content of these documents without prior written approval from the contracting officer.

     d. If it is necessary to change the performance, design, configuration, or other items specified in the technical proposal in order to comply with the requirements of the contract clauses, special contract requirements, or statement of work, the contract shall be modified appropriately.

     e. The contractor agrees that the documents listed above will reflect the results/responses to all discussions, Clarifications issued during the negotiation process. If, after award, it is discovered that changes made during negotiations were not incorporated in the SOW and/or technical proposal, such changes to the contractor's documents shall be considered administrative in nature and shall be made by unilateral modification to the contract, at no change in contract cost or price or other terms and conditions.

11.  5352.228-9004 INSURANCE CLAUSE IMPLEMENTATION (FEB 1996)

     The contractor shall obtain and maintain the minimum kinds and amounts of insurance during performance of this contract as specified by FAR 28.307-2 and contemplated by FAR 52.228-5 and/or 52.228-7.

F33615-96-C-1932                    Page 20                            Section I


---------------------------------------------------------------------------------------
SECTION J           LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
----------------------------------------------------------------------------------------

                                                                             NO. OF
IDENT        DATE      TITLE                                                 PAGES
-----        ----      -----                                                 ------

Exhibit A    96APR26   Contract Data Requirements List (DD Form 1423)        10
ATCH 1       96JUL30   Section C, Description/Specifications                 1


                                                                     30JUL96

                                   SECTION C
                          DESCRIPTIONS/SPECIFICATIONS

                          CONTRACT: F33615-96-C-1932

               IMAGE RESOLUTION ENHANCEMENT USING MICROSCAN AND
                          SCENE-BASED PIXEL STEERING

1.0 SCOPE: The scope of this program is the design, fabrication, testing, delivery, installation and demonstration of an image processing system that can improve the resolution of existing imaging infrared sensors by a factor of 2-10, while operating in real-time.

2.0 APPLICABLE DOCUMENTS: The contractor's proposal titled, "Image Resolution Enhancement Using Microscan and Scene-Based Pixel Steering (IREMSPS), dated 4 March 1996.

3.0 REQUIREMENTS: The contractor shall exercise administrative and financial management functions during the course of this effort such as scheduling of activities and milestones; describing status; outlining contractor activity and progress toward accomplishment of objectives; planning; forecasting; and making recommendations on funding and funding changes; program planning; and documenting in detail work performed and the results of the effort including technological breakthroughs (CDRL Items #A001, A002, A003, A004, A005, A006, A007, A008, A009, and A010.)

3.1 The contractor's proposal pages 7-11 and 23-26 shall be incorporated by reference.




                                                               PAGE 1 OF 1



                                    ATCH #1

    CONTRACT DATA REQUIREMENTS LIST                                                  Form Approved
           (1 Data XXm)                                                              SMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------
   Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for information
   Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the
   Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please
   DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing
   Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.       B. EXHIBIT               C. CATEGORY:    N/A REF: DOD 5010.12-L AMSDL
         0001                              A                TDP        TM        OTHER
                                                                ------    ------       ----------
------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                           E. CONTRACT/PR NO.                     F. CONTRACTOR
            2004                         F33615-96-C-1932                              Irvine Sensors Corp
------------------------------------------------------------------------------------------------------------------  ----------------
1. DATA ITEM NO.       2. TITLE OF DATA ITEM                                    3. SUBTITLE                          17. PRICE GROUP
     A001                  SCIENTIFIC AND TECHNICAL REPORTS                       Final Report
------------------------------------------------------------------------------------------------------------------  ----------------
4. AUTHORITY (Data Acquisition Document No.)    5. CONTRACT REFERENCE                6. REQUIRING OFFICE             18. ESTIMATED
     DI-MISC-80711/T                            Contractor's Proposal                          WL/AAJT                   TOTAL PRICE
------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ   9. DIST STATEMENT   10. FREQUENCY   12. DATE OF FIRST SUBMISSION     14.       DISTRIBUTION
      XX           REQUIRED                                 18 MAC                 -------------------------------
                        A              ONE/R                                                        b. COPIES
-------------                       ----------------------------------------------              ------------------  ----------------
8. APP CODE                         11. AS OF DATE  13. DATE OF SUBSEQUENT         a. ADDRESSEE          Final
     A                                    17 MAC        SUBMISSION                              Draft ------------
                                                            21 MAC                                     Reg  Repro
------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                         WL/AAJT      3            1
                                                                                   -------------------------------
  Tailored to require the official WL emblem to be placed in the upper             -------------------------------
  right hand corner of the front cover with affected entries adjusted as           -------------------------------
  required (WL will supply a copy of the emblem); Block 10, para 10.3 is           -------------------------------
  clarified so that distribution to DTIC will be through Air Force                 -------------------------------
  distribution channels.                                                           -------------------------------
                                                                                   -------------------------------
  Approval/disapproval by letter from the Air Force within 60 days                 -------------------------------
  after receipt.   Disapproval requires correction/resubmission within             -------------------------------
  30 days after receipt of Air Force comments.                                     -------------------------------
                                                                                   -------------------------------
  Draft report shall be unbound, in standard size type,                            -------------------------------
  double-spaced and single-sided.                                                  -------------------------------
                                                                                   -------------------------------
  Reproducible shall be a CAMERA READY, unbound, suitable for offset               -------------------------------
  reproduction, and shall incorporate all changes made in the corrected draft.     -------------------------------
  All photos shall be glossy finished.   Submit  the reproducible with the         -------------------------------
  final corrected version only.                                                    -------------------------------
                                                                                   -------------------------------
  The contractor is reminded that the DOD Industrial Security Manual,              -------------------------------
  DOD 5220.22M, App II, Para B.2(a) requires that records be maintained when       -------------------------------
  documents derive classified from multiple sources.                               -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                    15. TOTAL     3           1
------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                H. DATE                    I. APPROVED BY                              J. DATE
Anthony E. Absi                  1 Apr 96                /s/ Leslie Steadman                         APR 26 1996
WL/AAJT, (513) 255-9609                                  Leslie Steadman
                                                         Data Mgr, WL/DOR x57466
------------------------------------------------------------------------------------------------------------------
DD Form 1423-1, JUN 90                     Previous editions are obsolete                  Page 1  of  10 Pages
                                                                                               ---    ----

    CONTRACT DATA REQUIREMENTS LIST                                                  Form Approved
           (1 Data XXm)                                                              SMB No. 0704-0188
==================================================================================================================
   Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for information
   Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the
   Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please
   DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing
   Contracting Officer for the Contract/PR No. listed in Block E.
==================================================================================================================
A. CONTRACT LINE ITEM NO.       B. EXHIBIT               C. CATEGORY:    N/A REF: DOD 5010.12-L AMSDL
         0001                              A                TDP        TM        OTHER
                                                                ------    ------       ----------
------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                           E. CONTRACT/PR NO.                     F. CONTRACTOR
            2004                         F33615-96-C-1932                              Irvine Sensors Corp
==================================================================================================================  ================
1. DATA ITEM NO.       2. TITLE OF DATA ITEM                                    3. SUBTITLE                          17. PRICE GROUP
     A002                 CONTRACT FUNDS STATUS REPORT (CFSR)
------------------------------------------------------------------------------------------------------------------  ----------------
4. AUTHORITY (Data Acquisition Document No.)    5. CONTRACT REFERENCE                6. REQUIRING OFFICE             18. ESTIMATED
     DI-FNCL-81468/T                            Contractor's Proposal                          WL/AAJT                   TOTAL PRICE
------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ   9. DIST STATEMENT   10. FREQUENCY   12. DATE OF FIRST SUBMISSION     14.       DISTRIBUTION
                   REQUIRED                                                        -------------------------------
      LT                                  QRTLY                 * *                                 b. COPIES
-------------           E           ----------------------------------------------              ------------------  ================
8. APP CODE                         11. AS OF DATE  13. DATE OF SUBSEQUENT         a. ADDRESSEE          Final
     N/A                                   * 0          SUBMISSION                              Draft ------------
                                                                * *                                    Reg  Repro
------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                         WL/AAJT             1
                                                                                   -------------------------------
  Tailored so that the report contains forecasts by month for the next              CO                  1
  six months, by quarter for the remaining fiscal year, and by year for            -------------------------------
  the remaining  fiscal years.  CFSR data shall be reconciled to the                WL/AAFR             1
  Government's fiscal year end at 30 September if the contractor's                 -------------------------------
  fiscal year end does not coincide with the Government's fiscal year end.          ACO                 1
                                                                                   -------------------------------
                                                                                   -------------------------------
    *     The last day of the contractor's monthly accounting period               -------------------------------
  nearest the end of the government's fiscal year quarter.                         -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
   **     The initial submission shall be within  25 calendar days after           -------------------------------
  the close of the contractor's monthly accounting period nearest the              -------------------------------
  end of the first government fiscal year quarter after contract award.            -------------------------------
  Subsequent submissions shall be 25 calendar days after Block 11 time.            -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
  The contractor shall have the capability to transmit all data formats            -------------------------------
  electronically via modem or E-Mail throught the Defense Data Network.            -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                    15. TOTAL           4
==================================================================================================================
G. PREPARED BY                H. DATE                    I. APPROVED BY                              J. DATE
Anthony E. Absi                                          /s/ Leslie Steadman
WL/AAJT, (513) 255-9609         1 Apr 96                 Leslie Steadman                               APR 26 1996
                                                         Data Mgr, WL/DOR x57466
==================================================================================================================
DD Form 1423-1, JUN 90                     Previous editions are obsolete                      Page  2 of 10 Pages

    CONTRACT DATA REQUIREMENT LIST                                                   Form Approved
           (1 Data XXm)                                                              SMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------
   Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for information
   Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the
   Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please
   DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing
   Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.       B. EXHIBIT               C. CATEGORY:    N/A REF: DOD 5010.12-L AMSDL
         0001                              A                TDP        TM        OTHER
                                                                ------    ------       ----------
------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                           E. CONTRACT/PR NO.                     F. CONTRACTOR
            2004                         F33615-96-C-1932                              Irvine Sensors Corp
------------------------------------------------------------------------------------------------------------------  ----------------
1. DATA ITEM NO.       2. TITLE OF DATA ITEM                                    3. SUBTITLE                          17. PRICE GROUP
     A003                 FUNDS AND MAN-HOUR EXPENDITURE REPORT
------------------------------------------------------------------------------------------------------------------  ----------------
4. AUTHORITY (Data Acquisition Document No.)    5. CONTRACT REFERENCE                6. REQUIRING OFFICE             18. ESTIMATED
     DI-FNCL-80331                              Contractor's Proposal                          WL/AAJT                   TOTAL PRICE
------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ   9. DIST STATEMENT   10. FREQUENCY   12. DATE OF FIRST SUBMISSION     14.       DISTRIBUTION
      LT           REQUIRED             MTHLY                    **                -------------------------------
                        E                                                                            b. COPIES
-------------                       ----------------------------------------------              ------------------  ----------------
8. APP CODE                         11. AS OF DATE  13. DATE OF SUBSEQUENT         a. ADDRESSEE          Final
     N/A                                                SUBMISSION                              Draft ------------
                                           *                       **                                  Reg  Repro
------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                         WL/AAJT             1
                                                                                   -------------------------------
   *  At the close of the contractor's monthly accounting period.                   CO                  1
                                                                                   -------------------------------
  **  25 days after Block 11 time.                                                  WL/AAF              1
                                                                                   -------------------------------
                                                                                    ACO                 1
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                    15. TOTAL           4
------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                H. DATE                    I. APPROVED BY                              J. DATE
Anthony E. Absi                  1 Apr 96                /s/ Leslie Steadman                         APR 26 1996
WL/AAJT, (513) 255-9609                                  Leslie Steadman
                                                         Data Mgr, WL/DOR x57466
------------------------------------------------------------------------------------------------------------------
DD Form 1423-1, JUN 90                     Previous editions are obsolete                  Page 5  of  10 Pages
                                                                                               ---    ----

    CONTRACT DATA REQUIREMENTS LIST                                                  Form Approved
           (1 Data XXm)                                                              SMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------
   Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information
   Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the
   Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please
   DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing
   Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.       B. EXHIBIT               C. CATEGORY:    N/A REF: DOD 5010.12-L AMSDL
         0001                              A                TDP        TM        OTHER
                                                                ------    ------       ----------
------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                           E. CONTRACT/PR NO.                     F. CONTRACTOR
            2004                         F33615-96-C-1932                              Irvine Sensors Corp
------------------------------------------------------------------------------------------------------------------  ----------------
1. DATA ITEM NO.       2. TITLE OF DATA ITEM                                    3. SUBTITLE                          17. PRICE GROUP
     A004                SCIENTIFIC AND TECHNICAL REPORTS                         Contractor's Billing Voucher
------------------------------------------------------------------------------------------------------------------  ----------------
4. AUTHORITY (Data Acquisition Document No.)    5. CONTRACT REFERENCE                6. REQUIRING OFFICE             18. ESTIMATED
     DI-MISC-80711/T                            Contractor's Proposal                          WL/AAJT                   TOTAL PRICE
------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ   9. DIST STATEMENT   10. FREQUENCY   12. DATE OF FIRST SUBMISSION     14.       DISTRIBUTION
      LT           REQUIRED              MTHLY                   *                 -------------------------------
                        E                                                                           b. COPIES
-------------                       ----------------------------------------------              ------------------  ----------------
8. APP CODE                         11. AS OF DATE  13. DATE OF SUBSEQUENT         a. ADDRESSEE          Final
     N/A                                                SUBMISSION                              Draft ------------
                                             *                *                                        Reg  Repro
------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                         WL/AAJT             1
                                                                                   -------------------------------
  Tailored 1.) to require only a photocopy of the contractor's billing              CO                  1
  voucher which is prepared by the contractor to receive payment for this          -------------------------------
  contract's work, and 2.) to require the reporting of current Earned,              WL/AAF              1
  Billed and Paid funds as defined herein:                                         -------------------------------
                                                                                    ACO                 1
          Earned means amount of funds earned by the contractor and                -------------------------------
          the suppliers or subcontractor's through labor or                        -------------------------------
          material purchases.                                                      -------------------------------
                                                                                   -------------------------------
          Billed means amount of funds that have been billed to the                -------------------------------
          government by the contractor.                                            -------------------------------
                                                                                   -------------------------------
          Paid means the amount of funds paid by the government                    -------------------------------
          to the contractor.                                                       -------------------------------
                                                                                   -------------------------------
    *     Submit voucher information monthly, through normal mail                  -------------------------------
          channels to all Block 14 addressees, with Data Item #A003.               -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                    15. TOTAL           4
------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                H. DATE                    I. APPROVED BY                              J. DATE
Anthony E. Absi                  1 Apr 96                /s/ Leslie Steadman                         APR 26 1996
WL/AAJT, (513) 255-9609                                  Leslie Steadman
                                                         Data Mgr, WL/DOR x57466
------------------------------------------------------------------------------------------------------------------
DD Form 1423-1, JUN 90                     Previous editions are obsolete                  Page 4  of  10 Pages
                                                                                               ---    ----


    CONTRACT DATA REQUIREMENTS LIST                                                  Form Approved
           (1 Data XXm)                                                              SMB No. 0704-0188
----------------------------------------------------------------------------------------------------------------
   Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information
   Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the
   Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please
   DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing
   Contracting Officer for the Contract/PR No. listed in Block E.
----------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.       B. EXHIBIT             C. CATEGORY:                 N/A REF: DOD 5010.12-L AMSDL
         0001                              A               TDP               TM              OTHER
                                                              ----------       ----------         --------------
----------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                  E. CONTRACT/PR NO.                     F. CONTRACTOR
            2004                F33615-96-C-1932                                Irvine Sensors Corp
----------------------------------------------------------------------------------------------------------------   -----------------
1. DATA ITEM NO.       2. TITLE OF DATA ITEM                           3. SUBTITLE                                  17. PRICE GROUP
   A006                 INNOVATIONS REPORT                              Commercialization Report
----------------------------------------------------------------------------------------------------------------   -----------------
4. AUTHORITY (Data Acquisition Document No.)    5. CONTRACT REFERENCE                6. REQUIRING OFFICE            18. ESTIMATED
     DI-MISC-80406/T                            Contractor's Proposal                            WL/AAJT                TOTAL PRICE
----------------------------------------------------------------------------------------------------------------
7. DD 250 REQ   9. DIST STATEMENT   10. FREQUENCY   12. DATE OF FIRST SUBMISSION    14.       DISTRIBUTION
      LT           REQUIRED              ONE/R              17 MAC                  ----------------------------
-------------           A           ----------------------------------------------                b. COPIES
                                                                                               -----------------   -----------------
8. APP CODE                         11. AS OF DATE  13. DATE OF SUBSEQUENT           a. ADDRESSEE       Final
                                                        SUBMISSION                            Draft ------------
     N/A                                 16 MAC                        N/A                           Reg  Repro
----------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                         WL/AAJT            1
Tailored to allow contractor's format                                              -----------------------------
                                                                                    WL/XPT             1
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                    15. TOTAL          2
----------------------------------------------------------------------------------------------------------------
G. PREPARED BY                H. DATE                   I. APPROVED BY                              J. DATE
Anthony E. Absi                  1 Apr 96                /s/ Leslie Steadman                         APR 26 1996
                                                         --------------------
WL/AAJT, (513) 255-9609                                  Leslie Steadman
                                                         Data Mgr, WL//DORXXXXXX
----------------------------------------------------------------------------------------------------------------
DD Form 1423-1, JUN 90                     Previous editions are obsolete                  Page 5  of  10 Pages
                                                                                               ---    ----

    CONTRACT DATA REQUIREMENTS LIST                                                  Form Approved
           (1 Data XXm)                                                              SMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------
   Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information
   Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the
   Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please
   DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing
   Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.       B. EXHIBIT               C. CATEGORY:    N/A REF: DOD 5010.12-L AMSDL
         0001                              A                TDP        TM        OTHER
                                                                ------    ------       ----------
------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                           E. CONTRACT/PR NO.                     F. CONTRACTOR
            2004                         F33615-96-C-1932                              Irvine Sensors Corp
------------------------------------------------------------------------------------------------------------------  ----------------
1. DATA ITEM NO.       2. TITLE OF DATA ITEM                                    3. SUBTITLE                          17. PRICE GROUP
     A005                 STATUS REPORT
------------------------------------------------------------------------------------------------------------------  ----------------
4. AUTHORITY (Data Acquisition Document No.)    5. CONTRACT REFERENCE                6. REQUIRING OFFICE             18. ESTIMATED
     DI-MGMT-80368/T                            Contractor's Proposal                          WL/AAJT                   TOTAL PRICE
------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ   9. DIST STATEMENT   10. FREQUENCY   12. DATE OF FIRST SUBMISSION     14.       DISTRIBUTION
      LT           REQUIRED              MTHLY                   *                 -------------------------------
                        E                                                                           b. COPIES
-------------                       ----------------------------------------------              ------------------  ----------------
8. APP CODE                         11. AS OF DATE  13. DATE OF SUBSEQUENT         a. ADDRESSEE          Final
     N/A                                     *          SUBMISSION                              Draft ------------
                                                                  *                                    Reg  Repro
------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                         WL/AAJT             1
                                                                                   -------------------------------
  Tailored to allow contractor's format.                                            CO                  1
                                                                                   -------------------------------
   *  Submit with Data Item #A003, except when                                      ACO                 1
      final reports are due to be                                                  -------------------------------
      submitted, then omit this item.                                              -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                    15. TOTAL           3
------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                H. DATE                    I. APPROVED BY                              J. DATE
Anthony E. Absi                  1 Apr 96                /s/ Leslie Steadman                         APR 26 1996
WL/AAJT, (513) 255-9609                                  Leslie Steadman
                                                         Data Mgr, WL/DOR x57466
------------------------------------------------------------------------------------------------------------------
DD Form 1423-1, JUN 90                     Previous editions are obsolete                  Page 6  of  10 Pages
                                                                                               ---    ----

    CONTRACT DATA REQUIREMENTS LIST                                                  Form Approved
           (1 Data XXm)                                                              SMB No. 0704-0188
----------------------------------------------------------------------------------------------------------------
   Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information
   Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the
   Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please
   DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing
   Contracting Officer for the Contract/PR No. listed in Block E.
----------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.       B. EXHIBIT                             C. CATEGORY: N/A REF: DOD 5010.12-L AMSDL
         0001                              A                             TDP       TM       OTHER
                                                                            ------   ------      ----------
----------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                  E. CONTRACT/PR NO.                     F. CONTRACTOR
            2004                F33615-96-C-1932                                Irvine Sensors Corp
----------------------------------------------------------------------------------------------------------------   -----------------
1. DATA ITEM NO.       2. TITLE OF DATA ITEM                     3. SUBTITLE                                        17. PRICE GROUP
   A007                  PRESENTATION MATERIAL
----------------------------------------------------------------------------------------------------------------   -----------------
4. AUTHORITY (Data Acquisition Document No.)    5. CONTRACT REFERENCE               6. REQUIRING OFFICE             18. ESTIMATED
     DI-ADMN-81373/T                            Contractor's Proposal                   WL/AAJT                         TOTAL PRICE
----------------------------------------------------------------------------------------------------------------
7. DD 250 REQ   9. DIST STATEMENT   10. FREQUENCY   12. DATE OF FIRST SUBMISSION    14.       DISTRIBUTION
      LT           REQUIRED              ASREQ              ASREQ                   ----------------------------
-------------           E           ----------------------------------------------                b. COPIES
                                                                                               -----------------   -----------------
8. APP CODE                         11. AS OF DATE  13. DATE OF SUBSEQUENT           a. ADDRESSEE       Final
                                                        SUBMISSION                          DRAFT ------------
     N/A                                 ASREQ                         ASREQ                         Reg  Repro
----------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                         WL/AAJT            1
Tailored to require only vugraphs and hardcopy.                                    -----------------------------
                                                                                   -----------------------------
ASREQ means as required to document topics under discussion at briefings and       -----------------------------
reviews. Submit at each briefing or review as appropriate.                         -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
Maximum # of vugraphs shall not exceed 250 for this contract.                      -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                    15. TOTAL          1
----------------------------------------------------------------------------------------------------------------
G. PREPARED BY                H. DATE                   I. APPROVED BY                              J. DATE
Anthony E. Absi                  1 Apr 96                /s/ Leslie Steadman                         APR 26 1996
                                                         --------------------
WL/AAJT, (513) 255-9609                                  Leslie Steadman
                                                         Data Mgr, WL//DORXXXXXX
----------------------------------------------------------------------------------------------------------------
DD Form 1423-1, JUN 90                     Previous editions are obsolete                  Page 7  of  10 Pages
                                                                                               ---    ----

    CONTRACT DATA REQUIREMENTS LIST                                                  Form Approved
           (1 Data XXm)                                                              SMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------
   Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information
   Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the
   Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please
   DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing
   Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.           B. EXHIBIT           C. CATEGORY:    N/A REF: DOD 5010.12-L AMSDL
         0001                                  A            TDP        TM        OTHER
                                                                ------    ------       ----------
------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                  E. CONTRACT/PR NO.              F. CONTRACTOR
            2004                                F33615-96-C-1932                       Irvine Sensors Corp
------------------------------------------------------------------------------------------------------------------  ----------------
1. DATA ITEM NO.  2. TITLE OF DATA ITEM                                         3. SUBTITLE                          17. PRICE GROUP
     A008            SOFTWARE USER MANUAL (SUM)
------------------------------------------------------------------------------------------------------------------  ----------------
4. AUTHORITY (Data Acquisition Document No.)    5. CONTRACT REFERENCE                6. REQUIRING OFFICE             18. ESTIMATED
     DI-IPSC-81443/T                            Contractor's Proposal                          WL/AAJT                   TOTAL PRICE
------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ     9. DIST STATEMENT  10. FREQUENCY   12. DATE OF FIRST SUBMISSION    14.       DISTRIBUTION
      LT             REQUIRED             ASREQ                  ASREQ             -------------------------------
                          C                                                                         b. COPIES
-------------                       ----------------------------------------------              ------------------  ----------------
8. APP CODE                         11. AS OF DATE  13. DATE OF SUBSEQUENT         a. ADDRESSEE          Final
       A                                     *          SUBMISSION                              Draft ------------
                                                              ASREQ R/ASR                              Reg  Repro
------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                         WL/AAJT        1    1     1
                                                                                   -------------------------------
  Tailored to allow contractor's format.                                           -------------------------------
                                                                                   -------------------------------
  Deliver unbound on 8-1/2"x11" bond paper.                                        -------------------------------
                                                                                   -------------------------------
  Approval/disapproval by letter from the Air Force                                -------------------------------
  within 30 days after receipt. Disapproval requires                               -------------------------------
  correction/resubmission within 30 days after                                     -------------------------------
  receipt of Air Force comments.                                                   -------------------------------
                                                                                   -------------------------------
  * At the Completion of major software modules.                                   -------------------------------
                                                                                   -------------------------------
  R/ASR means as required to document revisions or                                 -------------------------------
  upgrades to contractor-developed software.                                       -------------------------------
                                                                                   -------------------------------
  ASREQ means as required to document user instructions                            -------------------------------
  for the software; submit 30 days after the completion                            -------------------------------
  of the major modules.                                                            -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                    15. TOTAL      1    1     1
------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                H. DATE                    I. APPROVED BY                              J. DATE
Anthony E Absi                   1 Apr 96                /s/ Leslie Steadman                         APR 26 1996
WL/AAJT, (513) 255-9609                                  Leslie Steadman
                                                         Data Mgr, WL/DOR x57466
------------------------------------------------------------------------------------------------------------------
DD Form 1423-1, JUN 90                     Previous editions are obsolete                  Page 8  of  10 Pages
                                                                                               ---    ----

    CONTRACT DATA REQUIREMENTS LIST                                                  Form Approved
           (1 Data XXm)                                                              SMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------
   Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for information
   Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the
   Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please
   DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing
   Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.       B. EXHIBIT               C. CATEGORY:    N/A REF: DOD 5010.12-L AMSDL
         0001                              A                TDP        TM        OTHER
                                                                ------    ------       ----------
------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                           E. CONTRACT/PR NO.                     F. CONTRACTOR
            2004                         F33615-96-C-1932                              Irvine Sensors Corp
------------------------------------------------------------------------------------------------------------------  ----------------
1. DATA ITEM NO.       2. TITLE OF DATA ITEM                                    3. SUBTITLE                          17. PRICE GROUP
     A009                 COMPUTER  PROGRAMMING MANUAL (SPM)
------------------------------------------------------------------------------------------------------------------  ----------------
4. AUTHORITY (Data Acquisition Document No.)    5. CONTRACT REFERENCE                6. REQUIRING OFFICE             18. ESTIMATED
     DI-IPSC-81447/T                            Contractor's Proposal                          WL/AAJT                   TOTAL PRICE
------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ   9. DIST STATEMENT   10. FREQUENCY   12. DATE OF FIRST SUBMISSION     14.       DISTRIBUTION
      LT           REQUIRED             ASREQ                   ASREQ              -------------------------------
                        C                                                                           b. COPIES
-------------                       ----------------------------------------------              ------------------  ----------------
8. APP CODE                         11. AS OF DATE  13. DATE OF SUBSEQUENT         a. ADDRESSEE          Final
     A                                                  SUBMISSION                              Draft ------------
                                                         ASREQ R/ASR                                   Reg  Repro
------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                         WL/AAJT      1      1     1
                                                                                   -------------------------------
  Tailored to allow contractor's format.                                           -------------------------------
                                                                                   -------------------------------
  Deliver unbound on 8-1/2" x 11" bond paper.                                      -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
  Approval/disapproval by letter from the Air Force within 30 days                 -------------------------------
  after receipt.   Disapproval requires correction/resubmission within             -------------------------------
  30 days after receipt of Air Force comments.                                     -------------------------------
                                                                                   -------------------------------
  R/ASR means as required to document revisions or upgrades of contractor-         -------------------------------
  developed software.                                                              -------------------------------
                                                                                   -------------------------------
  ASREQ means as required to document software programmer's instructions;          -------------------------------
  submit within 30 days after completion of major software modules.                -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                   -------------------------------
                                                                                    15. TOTAL    1      1     1
------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                H. DATE                    I. APPROVED BY                              J. DATE
Anthony E. Absi                  1 Apr 96                /s/ Leslie Steadman                         APR 26 1996
WL/AAJT, (513) 255-9609                                  Leslie Steadman
                                                         Data Mgr, WL/DOR x57466
------------------------------------------------------------------------------------------------------------------
DD Form 1423-1, JUN 90                     Previous editions are obsolete                  Page 9  of  10 Pages
                                                                                               ---    ----

    CONTRACT DATA REQUIREMENTS LIST                                                  Form Approved
           (1 Data XXm)                                                              SMB No. 0704-0188
================================================================================================================
   Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for information
   Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the
   Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please
   DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing
   Contracting Officer for the Contract/PR No. listed in Block E.
================================================================================================================
A. CONTRACT LINE ITEM NO.       B. EXHIBIT                             C. CATEGORY: N/A REF: DOD 5010.12-L AMSDL
         0001                              A                             TDP       TM       OTHER
                                                                            ------   ------      ----------
----------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                  E. CONTRACT/PR NO.                     F. CONTRACTOR
            2004                F33615-96-C-1932                                Irvine Sensors Corp
================================================================================================================   =================
1.DATA ITEM NO.        2. TITLE OF DATA ITEM                           3. SUBTITLE                                  17. PRICE GROUP
   A010                 DEVELOPMENTAL DESIGN DRAWINGS AND
                        ASSOCIATED LIST
----------------------------------------------------------------------------------------------------------------   -----------------
4. AUTHORITY (Data Acquisition Document No.)    5. CONTRACT REFERENCE               6. REQUIRING OFFICE             18. ESTIMATED
            DI-DRPR-81002                        Contractor's Proposal                       WL/AAJT                    TOTAL PRICE
----------------------------------------------------------------------------------------------------------------
7. DD 250 REQ   9. DIST STATEMENT   10. FREQUENCY    12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
      LT           REQUIRED              ONE/R                 *                    ----------------------------
-------------           C           ----------------------------------------------                  b. COPIES
                                                                                                 ---------------   =================
8 APP CODE                          11. AS OF DATE   13. DATE OF SUBSEQUENT         a. ADDRESSEE         Final
                                                        SUBMISSION                               Draft ---------
    A                                                         R/ASR                                    Reg Repro
----------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                         WL/AAJT        1    1    1
Tailored to allow contractor format as defined in the attached                     -----------------------------
DD Form 2554-3.                                                                    -----------------------------
                                                                                   -----------------------------
*  Submit at the completion of Task 3, Brassboard development and Test.            -----------------------------
                                                                                   -----------------------------
Approval/disapproval by letter from the Air Force within 30 days after             -----------------------------
receipt.   Disapproval requires correction/resubmission within 30 days             -----------------------------
after receipt of Air Force comments.                                               -----------------------------
                                                                                   -----------------------------
R/ASR means revisions as required to maintain up to date and accurate              -----------------------------
drawings and lists. Revisions are subject to the approval cycle as stated.         -----------------------------
                                                                                   -----------------------------
Reproducible shall be on bond paper.                                               -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                   -----------------------------
                                                                                    15. TOTAL      1    1    1
================================================================================================================
G. PREPARED BY                H. DATE                   I. APPROVED BY                              J. DATE
Anthony E. Absi                                          /s/ Leslie Steadman
WL/AAJT, (513) 255-9609         1 Apr 96                     --------------------                    APR 26 1996
                                                         Leslie Steadman
                                                         Data Mgr, WL/DOR x57466
================================================================================================================
DD Form 1423-1, JUN 90                     Previous editions are obsolete                    Page 10 of 10 Pages